                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:


/ / Preliminary Information Statement


/ / Confidential, for Use of the Commission Only (as permitted by Rule 14-c5(d)(2))


/X/ Definitive Information Statement


                            AUTOMEDIX SCIENCES, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14-c-5(g).

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:


/X/ Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                            AUTOMEDIX SCIENCES, INC.
                               2801 Barranca Road
                          Irvine, California 92619-7001

                              INFORMATION STATEMENT


    This Information Statement is furnished by the Board of Directors of Automedix Sciences, Inc., an Illinois corporation (the "Company"), to inform the shareholders of the Company of the approval of certain corporate actions. This Information Statement and the accompanying materials will be mailed on or about October 16, 1996 to holders of record of Common Stock, par value $.01 ("Common Stock"), and of Class B Common Stock, par value $.01 ("Class B Shares," together with the Common Stock, the "Shares"), of the Company as of the record date. The record date for determining shareholders entitled to receive this Information Statement has been established as the close of business on August 20, 1996. On that date, the Company had outstanding and entitled to vote 16,505,416 shares of Common Stock and 2,244,584 Class B Shares. Specifically, this Information Statement relates to the following corporate actions:


        1. Shareholders' approval of a share exchange between the Company and the sole shareholder of Complete Communications Incorporated.

        2. Shareholders' approval of an amendment to the Company's Certificate of Incorporation effectuating a one for ten reverse stock split of the issued and outstanding Common Stock.

        3. Shareholders' approval of an amendment to the Company's Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue to 40,000,000.


        4. Shareholders' approval of an amendment to the Company's Certificate of Incorporation changing the Company's name to COMC, INC.


        5. Shareholders' approval of an amendment to the Company's Certificate of Incorporation eliminating the Company's Class B Shares.

    During August 1996 (i) holders of 12,795,290 Shares (or 68%) consented in writing without a meeting to the matters set forth herein and (ii) holders of 1,756,530 Class B Shares (or 78%) consented to the matter set forth under "Elimination of Class B Common Stock." As a result, the corporate actions were approved by the two-thirds majority required by law and no further votes will be needed. Unless indicated otherwise, numbers of shares herein do not account for the reverse stock split.

    Shareholders are entitled to dissent from the Share Exchange described under "Approval of Agreement Between the Company and John J. Ackerman" and they have the right to obtain payment in cash of $.01 per Share, which the Board of Directors has determined to be the fair value of the shares. Included in this Information Statement are instructions with respect to a demand for payment. Shareholders who fail to return to the Company in a timely manner the notice of election to dissent lose the right to obtain payment for their Shares. A form of election to dissent has been included in this mailing. See "Right to Dissent from the Share Exchange."

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

             SHARE EXCHANGE BETWEEN THE COMPANY AND JOHN J. ACKERMAN


    The Company has entered into an Agreement dated June 3, 1996 (the "Agreement") with John Ackerman ("Ackerman"), the sole shareholder of Complete Communications Incorporated, a California corporation ("CCI"). Under the Agreement, the Company will issue to Ackerman 10,000,000 shares of the Company's Common Stock, par value $.01 ("Common Stock"), in exchange for all issued and outstanding shares of CCI (the "Share Exchange"). The number of shares of Common Stock to be issued to Ackerman gives effect to the reverse stock split set forth under "Amendments to Articles of Incorporation -- Approval of Reverse Stock Split." The Agreement further provides, among other things, that at the closing (the "Closing") Ackerman may appoint a new Board of Directors consisting of Ackerman nominees. Upon completion of the Share Exchange, Ackerman will own approximately 80% of the Common Stock and the corporate name of Automedix will be changed to COMC, INC. As a result of the Share Exchange absolute control of the Company will be transferred to Ackerman.


    The Share Exchange has already been approved by the Company's Board of Directors and by the written consent of the holders of two-thirds of the Common Stock and Class B Shares without a meeting. Twenty (20) days after the dissemination of this Information Statement, the necessary corporate action for the completion of the Share Exchange will be taken. Following the Closing, the Company will have outstanding approximately 12,500,000 shares of Common Stock after giving effect to the Reverse Stock split set forth under "Amendments to Articles of Incorporation -- Approval of Reverse Stock Split."

THE TRANSACTION

    Summary


    Under the Agreement, the Company will issue to Ackerman an aggregate of 10,000,000 shares of Common Stock. The Agreement also provides that Ackerman is appointed to appoint a new Board of Directors for the Company. Shareholders should carefully review additional details of the terms of the Agreement under the relevant sections in this Information Statement which set forth all material provisions of the Agreement, as well as the Agreement itself which is annexed hereto as Attachment A.


    The Company believes that it is beneficial to the Company to enter into the transaction since it affords the Company the opportunity to establish itself in a new business area after the sale of its assets in 1992.
See "Background of the Transaction."

    Issuance of Securities

    The Company has agreed to issue to Ackerman 10,000,000 shares of Common Stock, representing approximately 80% of the total shares of Common Stock to be outstanding at the Closing, as a result of which he will possess absolute control over the Company's affairs. The number of shares of Common Stock to be issued to Ackerman gives effect to the reverse stock split set forth under "Amendments to Articles of Incorporation -- Approval of Reverse Stock Split."

BACKGROUND OF THE SHARE EXCHANGE

    The Company

    The Company was incorporated in December 1978. Initially, its purpose was the research and development of medical technologies for the treatment of cancer and other conditions. On March 25, 1987 the Company commenced an initial public offering of its securities in which it raised $4,500,000. Because the Company was unable to raise capital to continue the clinical trials with respect to the medical device for cancer treatment which it had designed, in the spring of 1992, it ceased its operations. As a consequence, the Board of Directors of the Company began to investigate the possibility of a new business direction and to search for viable acquisition or merger candidates which would enable the Company to maximize value to shareholders. In 1992, the Company ceased making the required public filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In April 1996, after a lengthy search, the Company was introduced to Ackerman, the sole shareholder of CCI, by an unaffiliated third party. The Company's Board of Directors determined that CCI was a young company involved in a promising business which had growth potential if afforded access to the capital markets. Therefore, the Board of Directors of the Company resolved that a business combination with CCI had the potential to provide increased liquidity to the Company's shareholders and to maximize shareholders value. The Company will at the Closing issue to the unaffiliated introducing party or his designee 625,000 shares of Common Stock as a finder's fee, after giving effect to the reverse stock split set forth under "Amendments to Articles of Incorporation -- Approval of Reverse Stock Split."

    The Company commenced negotiations with Ackerman in May 1996. On June 3, 1996, the parties reached agreement with respect to the issuance to Ackerman of 10,000,000 shares of Common Stock in exchange for all of the issued and outstanding shares of CCI. The number of shares to be issued to Ackerman was arbitrarily determined between the parties to be 80% of the total number of shares outstanding.

    The Company's current address is 2801 Barranca Road, Irvine, California 92619-7001. Its telephone number at that address is 714-559-5300. It is anticipated that upon consummation of the Share Exchange, the Company will move its offices to CCI's headquarters at the address set forth under "Description of CCI."

    Description of CCI

    CCI, a California corporation, provides voice and data services to major companies that are undergoing changes in their telecommunication and data communication infrastructures. It assists its clients by being a full-service provider in the area of computer networks and telephone systems. Specifically, it provides, among other things, services in the following areas:

        Telecommunications Solutions - CCI sells and provides support and consulting services with respect to telecommunications systems. It designs network solutions for remote access and video and desktop conferencing and provides installation and service of both digital and analog telephone systems. CCI is an authorized dealer for major telecommunications companies including AT&T.

        LAN/WAN Solutions - CCI designs, implements and maintains LAN and WAN networks, including installation and configuration of computer hardware and software. It also offers hardware and software solutions for mainframe and PC platforms.

        Premise Wiring Services - CCI offers complete wiring services, including voice data, fiber and video system application design, installation and management services. Its technical personnel participates in continuous certification programs offered by companies such as AT&T and Pacific Bell.

        Help Desk Solutions - CCI offers continuous 24-hour-a-day telephone support to its clients in the areas of computer networks and telecommunications. In addition, it provides outsourcing services in the area of telemarketing.

        Internet Business Solutions - CCI provides services in connection with the design, implementation and maintenance of web pages on the internet. It attempts to improve the inter-active capabilities of a particular design and provides, through third parties, credit card clearing services that it believes are reliable and secure.

    Its recent major clients include Bank of America and Cedar Sinai Medical Center. Other entities it has served include The Walt Disney Company, Warner Bros., Mattell, Inc., The Campbell Soups Company, Warner Brothers Company and Wells Fargo.

    The Board of Directors of the Company believes that CCI has positioned itself to take advantage of the opportunities created by a number of circumstances. First, in order to remain competitive, an increasing number of companies are introducing computers into their business. Second, prior generations of computer equipment are becoming obsolete and must be upgraded or replaced. Third, deregulation of the telecommunication industry is creating the need for new systems that will enable the integration of the computer, broadcasting, multi-media and cable industries. The Board of Directors of the Company believes that CCI offers a low-cost alternative to similar services offered by larger and more established telecommunications companies. In addition, by focusing on reducing the time it takes to respond to clients' needs, it has been able to develop a strong client base. Nevertheless, the Company's Board of Directors is aware that the computer and telecommunications is a highly competitive business. There can be no assurance that the Company will be able to effectively compete with entities many of which are older, more established in this area and possess greater financial and other resources than the Company.

    CCI's revenues are generated by the sale of equipment and by services provided in almost equal proportions. For the fiscal year ended December 31, 1995, CCI generated total revenues of approximately $3 million. Its gross profits for the same period aggregated approximately $1.3 million with pre-tax net profits totalling approximately $312,000.

    CCI employs approximately 60 persons of whom five are executive personnel, five are involved in marketing and 50 are involved in operations.

    CCI was incorporated in California in 1987. CCI leases approximately 3,500 square feet of space in an office building located at 400 N. Glenoaks Boulevard, Burbank, California. In addition, it leases approximately 1,000 square feet at a warehouse nearby. Its telephone number is 818-556-3333.

RECONSTITUTION OF THE BOARD

    Under the terms of the Agreement, Ackerman is entitled to appoint a new Board of Directors of the Company. Three of the Company's current four directors, Marvin Loeb, Richard Horowitz and Donald Baker, will remain on the Board. Bruce Barron will resign as a director. At the Closing, Ackerman will fill the vacancy to be created by the resignation of Mr. Barron.

RIGHT TO DISSENT FROM THE SHARE EXCHANGE

    Pursuant to Sections 11.65 and 11.70 of the Illinois Business Corporation Act of 1983 (the "Business Corporation Act"), holders of Common Stock and of Class B Shares have the right to dissent from the Share Exchange and obtain payment of the fair value of their Shares. A shareholder who elects to dissent from the Share Exchange and obtain payment for his Shares (a "Dissenter"), must complete a form of election to dissent (a copy of which has been included in this mailing) and return it to the Company at its address before November 17, 1996. If an originally executed copy of the election form is not received by that date, the Dissenter will lose his right to dissent and obtain payment for his Shares. In order to be entitled to receive payment, a Dissenter must return to the Company any stock certificates or other evidence of Share ownership to the satisfaction of the Company. The Board of Directors of the Company has determined the fair market value of the Common Stock and of the Class B Shares to be $.01 per share.


    Upon consummation of the Share Exchange, the Company will pay to the Dissenter the fair value plus accrued interest. If the Dissenter disagrees with the Company's determination of fair value, he must so notify the Company in writing before November 17, 1996. If within 60 days from the mailing date of this document the Company and the Dissenter have not agreed upon the estimated fair value, the Company must either pay to the Dissenter the difference in value demanded by the Dissenter or file with the circuit court of competent jurisdiction a petition for a determination of the fair value.


    The foregoing summary does not purport to be a complete statement of the provisions of Sections 11.65 and 11.70 of the Business Corporation Act and is qualified in its entirety by reference to the relevant portions of such Sections copies of which are attached hereto as Attachment B.

    A Dissenter who receives payment for his Shares upon exercise of his right of dissent will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize gain or loss for Federal income tax purposes, measured by the difference between the cost basis for his Shares and the amount of payment received.

    SHAREHOLDERS ARE URGED TO CAREFULLY REVIEW THE ENCLOSED LETTER AND, IF THEY ELECT TO CONSENT FROM THE SHARE EXCHANGE, TO EXECUTE AND RETURN TO THE COMPANY THE FORM OF ELECTION TO DISSENT ATTACHED THERETO. IF SAID FORM IS NOT RECEIVED BY THE COMPANY ON NOVEMBER 17, 1996, A DISSENTER LOSES HIS RIGHT TO DISSENT.

GOVERNMENTAL AND REGULATORY APPROVALS

    No approval by any governmental or regulatory authority is required to be obtained to consummate the Share Exchange.

FEDERAL TAX CONSEQUENCES

    The Share Exchange has been structured as a tax free organization under
Section 368 of the Internal Revenue Code and will therefore not result in any tax consequences for the Company's shareholders.

NO DEFAULTS OR DIVIDENDS IN ARREARS

    The Company is not in default in principal or interest in respect of any of its securities. It is not in arrears in the payment of any dividends.

VOTE REQUIRED

    The affirmative vote of two thirds of the Shares entitled to vote is required for approval of the Share Exchange. Such majority was obtained by written consent without a meeting, and no further vote will therefore be required.

                     AMENDMENTS TO ARTICLES OF INCORPORATION


    The Board of Directors of the Company and the holders of two thirds of the shares entitled to vote thereon have adopted a proposal declaring advisable amendments to the Articles of Incorporation of the Company to (i) effect a one for ten reverse stock split of the Company's currently issued and outstanding Common Stock (the "Reverse Stock Split"), (ii) increase the number of shares of Common Stock the Company is authorized to issue to 40,000,000, (iii) change the Company's name to COMC, INC., and (iv) eliminate the Class B Common Stock (collectively, the "Amendments"). The Company is currently authorized to issue 20,000,000 shares of Common Stock, $.01 par value. As of the date hereof, there are issued and outstanding 16,505,416 shares of Common Stock and 2,244,584 Class B Shares. The numbers of issued and outstanding shares include 5,250,000 shares of Common Stock and 1,000,000 Class B Shares, respectively, recently issued to Marvin Loeb, the Company's present Chairman and President. See "Certain Relationships and Related Transactions." The Amendments will become effective upon the filing of a certificate of amendment to the Company's certificate of incorporation with the Illinois Secretary of State. It is anticipated that the filing will take place on or around November 7, 1996.


REVERSE STOCK SPLIT

    The Board of Directors of the Company and more than two-thirds of the Common Stock and the Class B Shares entitled to vote thereon have approved a one for ten reverse stock split. Adoption of the Reverse Stock Split (assuming the conversion and elimination of the Class B Shares described below) will reduce the presently issued and outstanding shares of Common Stock from 18,750,000 to approximately 1,875,000 (as a result of rounding, the actual number may be slightly higher). The Company believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split should increase the per share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's shareholders. However, the increase in the per share price of the Common Stock as a consequence of the proposed Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding. In addition, any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed Reverse Stock Split. Nevertheless, the proposed Reverse Stock Split could result in a per share price that adequately compensates for the adverse impact of the market factors noted above. There can, however, be no assurance that the favorable effects described above will occur, or that any increase in per share price of the Common Stock resulting from the proposed Reverse Stock Split will be maintained for any period of time.

    No fractional shares will be issued. All fractional interests resulting from the Reverse Stock Split will be increased to the next higher whole number of shares. The Company believes that the approximate total number of beneficial holders of the Common Stock of the Company is in excess of 3,000. After the Reverse Stock Split the Company estimates that it will continue to have approximately the same number of shareholders.

         The number of issued shares after the Reverse Stock Split is approximate. Except for changes resulting from the Reverse Stock Split, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed Reverse Stock Split.

         There can be no assurance that the market price of the Common Stock after the proposed Reverse Stock Split will be proportionately greater than the market price before the proposed Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price.

         Federal Income Tax Consequences

         The following information is based on discussions with counsel. No opinion of counsel has been obtained. Shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

         1. The proposed Reverse Stock Split will be a reorganization described in section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. The Company will recognize no gain or loss as a result of the proposed Reverse Stock Split.

         3. Shareholders will recognize no gain or loss to the extent that currently outstanding shares of Common Stock are exchanged for new shares of Common Stock pursuant to the proposed Reverse Stock Split.

         4. The tax basis of the new Common Stock received in exchange for Common Stock pursuant to the proposed Reverse Stock Split will be the same as the shareholders' basis in the stock exchanged. Therefore, the new shares of Common Stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by that shareholder immediately prior to the proposed Reverse Stock Split.

         5. Shareholders whose fractional interests will be rounded up to the next whole number of shares will recognize gain equal to the difference between the fractional amount of shares owned by them and the whole number of shares they receive pursuant to the proposed Reverse Stock Split. Assuming that such shareholders have held their Common Stock as a capital asset and have held such stock for more than one year, the gain recognized upon the receipt of the whole shares in lieu of fractional shares will be capital gain.

INCREASE IN THE NUMBER OF AUTHORIZED SHARES

         The Company is currently authorized to issue 20,000,000 shares of Common Stock of which as of the date hereof a total of 16,505,416 were outstanding, including 5,250,000 shares of Common Stock recently issued to Marvin Loeb, the Company's present Chairman and President. See "Certain Relationships and Related Transactions." An increase in the authorized shares of Common Stock to 40,000,0000 will enable the Company to issue to Ackerman the 10,000,000 shares in connection with the Share Exchange. See "Share Exchange between the Company and John J. Ackerman." In addition, sufficient shares will be readily available for use in any acquisition or financing or upon the exercise of options, if granted.

         Shares that are presently authorized but not issued and outstanding are issuable at any time and from time to time, by action of the Board of Directors without further authorization from the Company's shareholders, except as otherwise required by applicable law or rules and regulations to which the Company may be subject, to such persons and for such consideration as the Board of Directors determines. This will permit the Company to consider financings, acquisitions or other transactions which may require the issuance of shares of Common Stock. The Company is not currently considering any financing transactions which would involve the issuance of Common Stock and, other than in connection with the Share Exchange, the Company has no commitments which would require the issuance of any shares of Common Stock.

         Current holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the shares of Common Stock which are authorized but not issued and outstanding. Voting rights afforded to shares of Common Stock upon their issuance would have a dilutive effect on the voting power of the outstanding Common Stock of the Company. Issuance of any of such additional shares of Common Stock could also have a dilutive effect on stockholders' equity in the Company.

CHANGE OF NAME


         The Company's current name, "Automedix Sciences, Inc.," was conceived because the Company was organized for the purpose of developing medical devices. See "Share Exchange between the Company and John J. Ackerman-Background of the Share Exchange-The Company." As a result of the Share Exchange, the Company will be controlled by Ackerman and be engaged in CCI's business. To more accurately reflect its new direction, the Board of Directors and a two-thirds majority of the Shares entitled to vote thereon have determined that the Company should change its name to "COMC, INC."


ELIMINATION OF CLASS B COMMON STOCK

         The Company is currently authorized to issue 2,250,000 shares of Class B Common Stock, par value $.01 ("Class B Shares"). As of the date hereof, 2,244,584 Class B Shares are issued and outstanding. Under the Company's certificate of incorporation, the holders of the Class B Shares are entitled to elect a majority of the Board of Directors of the Company. Each Class B Share is convertible at the option of the holder thereof into one share of Common Stock. Except as to voting rights with respect to the election of the Company's Board of Directors, the Class B Shares are identical to the Common Stock.

         In order to stimulate shareholders participation in the Company's affairs, the Company's Board of Directors, the holders of two-thirds of the shares of Common Stock entitled to vote thereon as well as the holders of two-thirds of the issued and outstanding Class B Shares, have resolved to eliminate the Class B Shares. The Board of Directors of the Company believes that elimination of the super voting rights associated with the Class B Shares will increase the liquidity of the Company's Common Stock since it will terminate the exercise of control over the Company's affairs by a relatively small group of individuals, thereby making the Common Stock more attractive.

         Immediately prior to the elimination of the Class B Shares, each outstanding Class B Share will automatically be converted into the right to receive one share of Common Stock without further action by the holder thereof. Shares of Common Stock issued upon the conversion of the Class B Shares will be subject to the Reverse Stock Split. See "Reverse Stock Split."

VOTE REQUIRED

         Under Illinois law any material amendments to the Company's certificate of incorporation require a two-thirds majority of the shares entitled to vote thereon. Such two-thirds majority was obtained by written consent without a meeting with respect to all Amendments and no further votes will therefore be required. The Board of Directors does not intend to solicit any proxies or consents from any other shareholders in connection with this action.

         SHAREHOLDERS ARE URGED TO READ THE AMENDMENTS, THE TEXT OF WHICH IS ATTACHED AS ATTACHMENT C TO THIS INFORMATION STATEMENT.

                             DESCRIPTION OF BUSINESS

         The Company was incorporated in December 1978. Initially, its purpose was the research and development of medical technologies. On March 25, 1987 the Company commenced an initial public offering of its securities in which it raised $4,500,000. Because the Company was unable to raise capital to continue the clinical trials with respect to the medical devices for cancer treatment which it had designed, in the spring of 1992, it ceased its operations. As a consequence, the Board of Directors of the Company began to investigate the possibility of a new business direction and to search for viable acquisition or merger candidates which would enable the Company to maximize value to shareholders. In June 1996 the Company reached agreement with Ackerman with respect to the Share Exchange set forth under "Share Exchange between the Company and John J. Ackerman."


                             DESCRIPTION OF PROPERTY

         The Company's headquarters are located at the address of Marvin P. Loeb, the Company's Chairman and President at 2801 Barranca Parkway, Irvine, California. The arrangement with Mr. Loeb is on a rent free basis. It is anticipated that upon consummation of the Share Exchange, the Company will move its offices to CCI's headquarters.


                                LEGAL PROCEEDINGS

         There are no legal proceedings pending, or, to the knowledge of the Company, threatened.


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

         There has been no trading market for the Company's securities since it ceased operations in March 1992.


            MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

         Initially, the Company's purpose was the research and development of medical technologies for the treatment of cancer and other conditions. Because the Company was unable to raise capital to continue the clinical trials with respect to the medical device for cancer treatment which it had designed, in the spring of 1992, it ceased its operations. As a consequence, the Board of Directors of the Company began to investigate the possibility of a new business direction and to search for viable acquisition or merger candidates which would enable the Company to maximize value to shareholders. In June 1996 the Company reached agreement with Ackerman with respect to the Share Exchange.

         Results of Operations

         There have been no transactions for the fiscal years ended September 30, 1995 and 1994, and the nine months ended June 30, 1996.

         Liquidity and Capital Resources

         The Company had no cash or cash equivalents on September 30, 1995 and 1994. In addition, its working capital position on each of these dates was zero.

         In June 1996, the Company agreed with Ackerman on the terms of the Share Exchange set forth under "Share Exchange between the Company and John J. Ackerman." Under the Agreement, in exchange for all issued and outstanding voting securities of CCI, Ackerman will be issued an aggregate of 10,000,000 shares of Common Stock (as adjusted for the Reverse Stock Split), representing approximately 80% of the Company's voting securities outstanding at the Closing. The transaction is structured as a tax-free reorganization under the Internal Revenue Code. At June 30, 1996, CCI had working capital of $657,599, and stockholders equity of $568,885. For the six months ended June 30, 1996, CCI had sales of approximately $1,604,000 and a pre-tax profit of approximately $95,000.

                                   MANAGEMENT


         The following sets forth the name and age, present position(s) with the Company, principal business occupations and committee service for the last five years of each person who is presently a director or executive officer of the Company, as well as the nominee who fill the vacancy on the Company's Board on November 7, 1996.



         Name                       Age              Position
         ----                       ---              --------

         Marvin Loeb                69               Chairman, President

         Richard F. Horowitz        55               Director

         Bruce Barron               41               Director

         Donald Baker               67               Director


         MARVIN P. LOEB has been the Chairman and the President of the Company since 1979 and 1980, respectively. Since 1990, he has been Chairman of Trimedyne, Inc., a publicly held corporation involved in the manufacture of medical lasers ("Trimedyne"). He has also been a director of Pharmos, Inc. (formerly Pharmatec, Inc.), a publicly-held company which is developing drugs and drug delivery systems since December 1982 and Chairman from that date until October 1992. Mr. Loeb was a Director of Gynex Pharmaceuticals, Inc. (now Biotechnology General Corporation), a publicly-held company developing reproductive products, from April 1986 until August 1993, and was its Chairman from April 1986 to August 1992. From April 1986 to June 1994, he was Chairman and a Director of Xtramedics, Inc. (now Athena Medical Corporation), a publicly held company which is engaged in the development of a feminine hygiene product. Mr. Loeb was Chairman and a director from 1988 to June 1993 of Contracap, Inc., a publicly held company, which was developing a pharmaceutical product and is now inactive. Mr. Loeb was Chairman from 1983 to April 1986 and Vice Chairman from April 1987 to April 1992 of Petrogen, Inc., a privately held company which was developing genetically engineered bacteria for oil and toxic waste cleanup and is now inactive. Since May 1986, he has been Chairman and director of Cardiomedics, Inc., a privately held company which is developing circulatory assist devices. Since November 1988, he has been Chairman of Ultramedics, Inc., a privately held company whose principal interest is its investment in Cardiomedics, Inc. and which was formerly engaged in manufacturing ultraviolet devices for medical use. Mr. Loeb has been President of Master Health Services, Inc., a family held medical consulting firm, since 1973, and Marvin P. Loeb and Company, a family held licensing firm, since 1983. Mr. Loeb is Mr. Barron's father-in-law. Mr. Loeb holds an honorary Doctor of Science Degree from Pacific State University and a Bachelor of Science Degree from the University of Illinois.

         RICHARD F. HOROWITZ has been a director of the Company since 1993. He has been a director of Trimedyne since 1983. He was a director of Gynex from August 1988 to August 1992 and has been a Director of Ultramedics, Inc. since November 1988 and of Cardiomedics Inc. since 1992. Mr. Horowitz has been a practicing attorney in New York City for the past 32 years. He has been a member of the firm of Heller, Horowitz and Feit, P.C. (formerly Heller, Horowitz &
Feit) since January 1979. Heller, Horowitz & Feit, P.C. has been securities counsel to the Company and to other entities with which Mr. Loeb is associated. Mr. Horowitz is a graduate of Columbia College and Columbia Law School. He is a member of the Association of the Bar of the City of New York and the New York State Bar Association.

         BRUCE N. BARRON has been a director of the Company since 1984. He has been a Director of Trimedyne. Since April 1995 he has been President and CEO of Molecular Geriatrics Corporation, a privately owned company developing pharmaceuticals to treat and a diagnostic to detect, Alzheimer's Disease, having been Chief Financial Officer since September 1993 and a director since June 1994. He was Chief Financial Officer and a director of Gynex, Inc. ("GYNEX"), a biotechnology company, from 1985 to August 1993 and Secretary from November 1985 to July 1985. He was Vice President-Finance and a director of Contracap, Inc. from April 1988 to June 1993, a director of Petrogen, Inc. from July 1990 to April 1992; President and Chief Executive Officer of Pharmos, Inc., a biotechnology company, from July 1990 to October 1992, a director of Pharmos, Inc., from August 1988 to October 1992, and from July 1985 to July 1986 (Vice President-Finance from July 1985 to July 1987); a director of VPG, Inc. a joint venture owned by Pharmos and Innovet, Inc. from August 1986 to June 1989; a director of Xtramedics, Inc. from September 1988 to June 1994, Vice Chairman and Chief Executive Officer from September 1989 to February 1994 and Vice President-Finance from September 1988 to September 1989; Secretary/Treasurer and a director of Ultramedics, Inc. since November 1988; Treasurer, Chief Financial Officer and a director of Direct Therapeutics, Inc. (a privately owned company developing therapeutics for the treatment of cancer) since June 1991; a director of Applied Starch Technologies (a privately owned company developing starch based products) since January 1992; a director of Cardiomedics, Inc. since May 1986 and a director of Toll Coating Services, a privately owned company providing specialty coating to various industries since January 1995. He has served without compensation from time to time since 1978 as a director, Secretary and/or Treasurer of Master Health Services, Inc., and other privately owned companies some of which Marvin P. Loeb, his father-in-law, has an interest. Members of Mr. Barron's family, but not Mr. Barron, are beneficiaries of a trust established by Mr. Loeb. Mr. Barron holds a B.S. degree in Accounting from the University of Illinois and is a Certified Public Accountant.

         DONALD BAKER has been a director of the Company since 1993. Mr. Baker recently retired after 39 years as a partner of the law firm of Baker & McKenzie. Mr. Baker recently retired as Secretary, General Counsel and a Director of Air South, Inc., an airline operating in the Southeast. He holds a J.D.S. degree from the University of Chicago Law School. He is a director of the Mid-America Committee on International Business and Government Cooperation, Chicago, and Cardiomedics, Inc., Santa Ana, California. He is a member of the Illinois, Chicago and American Bar Associations.

         ELECTION OF ACKERMAN

         At the Closing, Mr. Ackerman will fill the vacancy to be created by the currently contemplated resignation of Bruce Barron. Shareholders are not voting on the initial election of Mr. Ackerman. Ackerman, who is 38 years old, has been the President and Chief Executive Officer of CCI since its inception in 1987 and, at the Closing, will assume the same positions at the Company. From 1984 until 1987 he was a sound technician with Sunglo Electric where for a period of three years he supervised a technical staff of 25 people. Prior thereto he worked as a cameraman and, prior thereto, as an import/export broker.


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued by the Company during the three fiscal years ended September 30, 1995 to its President and Chief Executive Officer. No employee of the Company received compensation in excess of $100,000 per year during these periods.

                           SUMMARY COMPENSATION TABLE


                                                                Restricted
                        Year           Salary         Bonus     Stock Awards
                        ----           ------         -----     ------------
Marvin P. Loeb          1995               -0-        -0-           -0-

                        1994               -0-        -0-           -0-

                        1993               -0-        -0-        $42,000




         In July 1996 the Company issued to Martin Loeb, the Company's Chairman and President, 5,250,000 shares of Common Stock and 1,000,000 Class B Shares valued in the aggregate at $62,500 for past services from August 1, 1993 to July 31, 1996. See "Certain Relationships and Related Transactions."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


         The table below sets forth, as of September 30, 1996, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's officers and directors and
(iii) all officers and directors of the Company as a group. Unless otherwise indicated in the footnotes, the address for all parties is c/o Automedix Sciences, Inc., 2801 Barranca Road, Irvine, California 92619- 7001.



Name and Address                                           Number of           Percent of
of Owner                          Title of Class           Shares(1)           Class(2)
----------------                  --------------           ---------           ----------

Marvin P. Loeb                    Common Stock              9,621,500          51.3%
                                  Class B Common            1,561,270(3)       69.6%

Richard F. Horowitz               Common Stock                200,000           2.0%
292 Madison Avenue                Class B Common              173,000(4)
New York, NY 10017

Bruce Barron                      Common Stock              1,022,260           5.4%
                                  Class B Common               14,000(5)          *

Donald Baker                      Common Stock                200,000             1%

All Officers and Directors        Common Stock             11,216,760          68.2%
as a Group (4 persons)            Class B Common            1,748,270          77.9%
(3)(4)(5)

-------------------
         *        Less than one percent.

(1) Unless otherwise indicated, all shares are owned beneficially and of record.

(2) The "Percent per Class" column sets forth, with respect to the Common Stock, the percentage of the Common Stock and the Class B Shares on a combined basis since the two classes have identical voting rights with respect to the matters set forth in this Information Statement.

(3) Includes 371,270 Class B shares owned by The Marvin P. Loeb Irrevocable Living Trust, of which Mr. Loeb is the sole trustee, and 190,000 Class B Shares held by Mr. Loeb as nominee for his children. Mr. Loeb disclaims beneficial ownership in such shares.

(4) Consists of 173,000 Class B shares beneficially owned by the law firm of Heller, Horowitz & Feit, P.C, of which Mr. Horowitz is a principal.

(5) Consists of shares beneficially owned by members of Mr. Barron's immediate family. Mr. Barron disclaims beneficial ownership of such shares.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based on information furnished to the Company and written representations that no other reports were required, during the last fiscal year all applicable Section 16(a) filing requirements were met.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 28, 1996, the Company's Board of Directors, after all efforts to sell or license the Company's patents, patent applications and medical devices had proven fruitless, transferred these assets to Marvin Loeb, the Company's Chairman and President in consideration for amounts advanced by him for the Company's benefit since 1992. In addition, on July 31, 1996, the Board of Directors of the Company issued to Mr. Loeb, an aggregate of 5,250,000 shares of Common Stock and 1,000,000 Class B Shares, valued at $62,500, for services performed in the period from August 1, 1993 until July 31, 1996, including reviews of and negotiations respecting the potential acquisition of new businesses.


            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         In connection with the Share Exchange, Ackerman, will be issued an aggregate of 10,000,000 shares of Common Stock representing approximately 80% of the total shares of Common Stock to be outstanding at the Closing, as a result of which he will possess absolute control over the Company's affairs. The number of shares of Common Stock to be issued to Ackerman gives effect to the Reverse Stock Split. In connection with the Share Exchange, at the Closing Ackerman is entitled to appoint a new Board of Directors. See "Share Exchange Between the Company and John J. Ackerman."




Dated:  Irvine, California
            October 15, 1996


                                            By Order of the Board of Directors
                                                     Marvin P. Loeb, Chairman

                          INDEX TO FINANCIAL STATEMENTS

                            AUTOMEDIX SCIENCES, INC.


----------------
Accountants' Compilation Report                                                                  F-3

Balance Sheets at September 30, 1994 and 1995                                                    F-4

Statements of Operations for the Years Ended September 30, 1993, 1994
         and 1995 and the Period from Inception to September 30, ,1995                           F-5

Statements of Stockholders' Equity for the Years Ended September 30, 1993,
         1994 and 1995                                                                           F-6

Statements of Cash Flows for the Years Ended September 30, 1993, 1994
         and 1995                                                                                F-7

Notes to Financial Statements                                                                    F-8

----------------------
Balance Sheets at June 30, 1996 and September 30, 1995                                           F-11

Statements of Operations for the three and nine months ended June 1996
         and 1995 and the Period from Inception to June 30, 1996                                 F-12

Statements of Cash Flows for the nine months ended June 30, 1996 and 1995
         and the Period from Inception to June 30, 1996                                          F-13

Notes to Financial Statements                                                                    F-14


                      COMPLETE COMMUNICATIONS INCORPORATED

Independent Auditors' Report                                                                     F-15

Balance Sheet as of December 31, 1995 and June 30, 1996 (Unaudited)                              F-16

Statements of Income for the Years Ended December 31, 1994 and 1995
         and the Six Months Ended June 30, 1995 and 1996 (unaudited)                             F-17

Statements of Stockholders' Equity for the Years Ended September 30,
         1994 and 1995 and the Six Months Ended June 30, 1996                                    F-18

Statements of Cash Flows for the Years Ended September 30, 1994
         and 1995 and the Six Months Ended June 30, 1995 and 1996 (Unaudited)                    F-19

Notes to Financial Statements                                                                    F-20


Pro Forma Condensed Consolidated Financial Statements                                            F-27

Pro Forma Consolidated Balance Sheet                                                             F-28

Pro Forma Consolidated Statement of Operations
         for the Year Ended December 31, 1995                                                    F-29

Pro Forma Consolidated Statement of Operations
         for the Year Ended December 31, 1995                                                    F-30

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                     ASSETS

                                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                                       1995           1994
                                                                       ----           ----
      Current assets:
        Cash                                                       $         0    $         0
        Certificates of deposit                                              0              0
        Other current assets                                                 0              0
                                                                   -----------    -----------

                  Total current assets                                       0              0
                                                                   -----------    -----------

      Property, and equipment, net of accumulated
        depreciation of $0 and $0 respectively                               0              0
      Other assets                                                           0              0
                                                                   -----------    -----------

                  Total assets                                     $         0    $         0
                                                                   -----------    -----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

      Current liabilities:
        Accounts payable                                           $         0    $         0
                                                                   -----------    -----------

                  Total current liabilities                                  0              0
                                                                   -----------    -----------

      Stockholders' equity:
        Common stock $.01 par value, authorized, 20,000,000 shares
          issued and outstanding 11,255,416 for each year              112,555        112,555
      Class B Common stock, $.01 par value, authorized
          2,250,000 shares issued and outstanding
          1,244,584 shares for each year                                12,445         12,445
        Capital in excess of par value                               5,799,059      5,799,059
        Accumulated deficit during the development stage            (5,924,059)    (5,924,059)
                                                                   -----------    -----------
                                                                             0              0
                  Total stockholders' equity                                 0              0
                                                                   -----------    -----------

                  Total liabilities & stockholders' equity         $         0    $         0
                                                                   ===========    ===========


                           See accompanying notes to financial statements

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS

                                                                            Period From
                                                                           Inception to
                                           Years Ended September 30,       September 30,
                                           -------------------------
                                         1995         1994        1993          1995
                                         ----         ----        ----          ----
Income:
  Interest                          $         0  $         0  $        0   $   783,037
  Other                                       0            0           0       110,097
                                    -----------  -----------  ----------    ----------
                                              0            0           0       893,134
                                    -----------  -----------  ----------    ----------

Cost and expenses:
  Research and development          $         0  $         0  $        0     2,998,312
  Salaries and wages                          0            0           0     1,592,185
  Legal and professional fees                 0            0           0       505,659
  Rent                                        0            0           0       161,902
  Depreciation and amortization               0            0           0       227,287
  Other general and administration
    expenses                                  0            0      58,610     1,331,848
                                    -----------  -----------  ----------    ----------
                                              0            0      58,610     6,817,193
                                    -----------  -----------  ----------    ----------
  Net loss                          $         0  $         0  $   58,610   $(5,924,059)
                                    -----------  -----------  ----------    ----------
  Net loss per share                $       .00  $       .00  $     (.01)  $     (0.67)
                                    -----------  -----------  ----------    ----------
  Weighted average common shares
  outstanding                        12,500,000   12,500,000   7,106,583     8,940,600
                                    -----------  -----------  ----------    ----------

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                     Deficit

                                                                      Class A                 Accumulated
                                  Total               Class B        Redeemable   Capital in  During the              Total Stock-
                              Common Stock         Common Stock     Common Stock   Excess of  Development   Treasury     Holders'
                            Shares     Amount    Shares     Amount    Warrants    Par Value      Stage        Stock       Equity

At September 30, 1992      5,394,416    53,945  1,244,584    12,445           0    5,799,173   (5,865,449)    (114)           0

Common Stock issued for
 compensation expense      5,861,000    58,610          0         0           0            0            0        0       58,610
Retired Treasury
 Stock                             0         0          0         0           0         (114)                  114            0
Net Loss                           0         0          0         0           0            0      (58,610)       0      (58,610)
                          ----------  --------  ---------   -------        ----   ----------  -----------      ---     --------

At September 30, 1993     11,255,416  $112,555  1,244,584   $12,445        $  0   $5,799,059  $(5,924,059)       0     $      0
                          ==========  ========  =========   =======        ====   ==========  ===========      ===     ========



Note:

At September 30, 1994 and 1995, same balances as September 30, 1993. There were no transactions during the fiscal year ended September 30, 1994 and 1995.

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS

                                                                                Period From
                                                 YEARS ENDED SEPTEMBER 30,      Inception to
                                               ----------------------------     September 30,
                                               1995        1994        1993         1995
                                               ----        ----        ----         ----
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                    $  0        $ 0      $(58,610)  $(5,924,059)
 Adjustments to reconcile net loss to
 net cash used by operating activities
   Depreciation and amortization                  0          0             0       243,209
   Loss on sale of property and
     equipment                                    0          0             0         8,317
   Compensation expense related to
     issuance of stock                            0          0        58,610       275,674
   Other current assets                                                              6,967
   Other assets                                                                     45,560
   Accounts payable                               0          0             0             0
                                               ----        ---      --------   -----------
      Net cash used by operating
      activities                                  0          0             0    (5,344,332)
                                               ----        ---      --------   -----------

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of certificates of deposits
     and marketable securities                    0          0             0    (3,599,636)
   Redemption of certificates of deposits
     and sale of marketable securities            0          0             0     3,599,636
   Patents, licenses and organizational
     costs                                        0          0             0       (32,827)
   Disposals (purchase) of property and
     equipment, net                               0          0             0      (230,967)
                                               ----        ---      --------   -----------
      Net cash provided (used) investing
      activities                                  0          0             0      (263,794)
                                               ----        ---      --------   -----------

 CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from sale of ownership interests
     prior to acquisition by Trimedyne            0          0             0       552,659
   Proceeds from sale of common stock and
     exercise of stock options                    0          0             0     5,095,840
   Capitalized lease obligations                  0          0             0        79,263
   Payments on capital lease obligations          0          0             0       (79,263)
   Purchase of long-term deposit and other
     assets                                       0          0             0       (40,259)
   Repurchase of 113,880 shares of Class B
     common stock                                 0          0             0          (114)
                                               ----        ---      --------   -----------

      Net cash (used) provided by financing
      activities                                  0          0             0     5,608,126
                                               ----        ---      --------   -----------

      Net decrease in cash                        0          0             0             0

      Cash, beginning of period                   0          0             0             0
                                               ----        ---      --------   -----------

      Cash, end of period                      $  0          0             0             0
                                               ----        ---      --------   -----------

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED SEPTEMBER 30, 1995, 1994 AND 1993


NOTE 1 - THE COMPANY:

         Automedix Sciences, Inc. (the Company) was incorporated in the State of Illinois on December 29, 1978 under the name of Biomedics, Inc. The Company changed its name to Trimedyne Biomedical, Inc. on August 17, 1984 after its acquisition by Trimedyne, Inc. (Trimedyne) in September 1980, and to Automedix Sciences on March 31, 1986. On March 25, 1987, upon the completion of an initial public offer in of its stock (Note
         5), the Company merged with Automedix, Inc. in a transaction accounted for as a pooling of interests (Note 4). Also upon completion of the public offering, Trimedyne distributed substantial all of its holdings in the Company to Trimedyne's shareholders.

         The Company and its predecessors' companies have been engaged only in the organization and administration of research and development activities conducted primarily through consulting arrangements and under grants and contracts with university research institutions, manufacturers and others. Under the terms of these arrangements grants are paid directly by the Company to the beneficiary organizations. The Company is entitled to the benefits of any technology developed, either royalty-free or in return for royalties on future sales of products developed and sold (Note 8).

         In November 1990, the Company completed an in vivo study to further determine CC CCCC the anticancer potential of its enzymes. In July 1991, the U.S. Government sponsored and completed an in vivo study to determine the potential use of the CC CCCC Company's enzymes for treating an immune disease. Continuance of the trial and further FDA trial expansions are contingent upon raising additional capital.

         In January 1991, all Company sponsored research programs, including the Company's clinical trials, Company sponsored laboratory studies and manufacturing of the Company's enzymes and BTD devices was suspended, due to lack of available capital to support such activities. Continuance of these activities is contingent upon raising additional capital.

         In the nine months ended June 30, 1992, the Company ceased operations, liquidated all assets and liabilities, terminated all its employees and vacated its offices. At September 30, 1992 only the Chairman and some of the Board Directors remain to see if they can reenergize the Company through acquisitions or strategic partnerships. There was no activity during the fiscal year September 30, 1995.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Net Loss Per Share

         Net loss per share is computed on the basis of weighted average shares outstanding for each period presented, adjusted to give effect to stock dividends. Common stock equivalents (options and warrants) have been excluded from the calculation for all periods presented because they were determined to be anti-dilutive.

         Research and Development Costs

         Research and development costs are expensed as incurred.

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED SEPTEMBER 30, 1995, 1994 AND 1993


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D):

         Property and Equipment

         Furniture, fixtures and equipment are recorded at cost and depreciated on a straight-line basis over their estimated useful lives of five years.

         Statement of Cash Flows

         Cash - for purposes of reporting cash flows, cash includes cash on hand, amounts due from banks and short-term investments.


NOTE 3 - TRANSACTIONS WITH TRIMEDYNE, INC.:

         For the period subsequent to its acquisition by Trimedyne, Inc. (Trimedyne) on September 30, 1980 (Note 1) and prior to the completion of its initial public offering on March 25, 1987 (Note 6), substantially all of the Company's expenses were incurred by Trimedyne on the Company's behalf or allocated to the Company by Trimedyne. As a part of a negotiated settlement in fiscal year 1988, Trimedyne forgave $102,871 due it for costs incurred by Trimedyne on behalf of the Company at September 30, 1987.


NOTE 4 - COMMON STOCK:

         At September 30, 1995, the Common Stock was worthless. There was no market for the Company's common stock.

         Shares of Common Stock and Class B Common Stock carry identical rights, except that holders of Class B Common Stock are entitled to elect a majority of the Company's Board of Directors; shares of Class B Common Stock cannot be sold until after June 30, 1993; and the Class B Common Stock is convertible on a share-for-share basis at any time into common stock.

NOTE 5 - STOCK OPTIONS AND WARRANTS:

         The Company currently has available for future grants no shares under its Incentive Stock Option Plan. Non Incentive Qualified Options Price Stock Stock Range Options Options

                                                                              Non
                                                            Incentive       Qualified
                                            Options Price     Stock           Stock
                                                Range        Options         Options
                                            -------------   ---------       ---------

         Outstanding at September
         30, 1993, 1994 and 1995.....           $0.05          NONE           NONE
                                                               ----           ----

         During the fiscal year ended September 30, 1992, both options had expired as a result of all employees terminated during the second and third quarter of 1992.

         The Company issued a total of 3,450,000 Class A Warrants in connection with its initial public offering. As of September 30, 1992, all Class A Warrants had expired.

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED SEPTEMBER 30, 1995, 1994 AND 1993


NOTE 6 - INCOME TAXES:

         As of September 30, 1995, the Company has net operating loss carryforwards available of approximately $4,636,000 and $4,641,000 for financial reporting and federal income tax purposes, respectively. The difference in net operating losses for financial reporting and federal income tax purposes is caused by timing differences in the recognition of various expenses which, in certain instances, have been capitalized for tax purposes. If not applied against future taxable income, the loss carryforwards will expire from 2003 to 2009. The amount of loss carryforwards that can be utilized against income in any given year is subject to an annual limitation triggered by the change in the Company's ownership during 1987. No tax benefit relating to the losses has been recorded, as its realization cannot be assured.


NOTE 7 - COMMITMENTS:

         Beginning July 1, 1992, the Company's facilities were relocated to the Board Chairman's Business location. As of September 30, 1995, there were no company commitments for rent, or any contingent liabilities.

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                     ASSETS

                                                                           JUNE 30,        SEPTEMBER 30,
                                                                             1996              1995
                                                                         -----------        -----------
      Current assets:
        Cash                                                             $         0        $         0
        Other current assets                                                       0                  0
                                                                         -----------        -----------
                  Total current assets                                             0                  0

      Property, and equipment, net of accumulated
        depreciation of $0                                                         0                  0

      Other assets                                                                 0                  0
                                                                         -----------        -----------
                  Total assets                                           $         0        $         0
                                                                         ===========        ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

      Current liabilities:
        Accounts payable                                                 $         0        $         0
                                                                         -----------        -----------
                  Total current liabilities                                        0                  0
                                                                         -----------        -----------

      Stockholders' equity:
        Common stock $.01 par value, authorized, 20,000,000 shares
          issued and outstanding 11,255,416 for each year                    112,555            112,555
        Class B Common stock, $.01 par value, authorized
          2,250,000 shares issued and outstanding 1,244,584
          for each year                                                       12,445             12,445
        Capital in excess of par value                                     5,799,059          5,799,059
        Accumulated deficit during the development stage                  (5,924,059)        (5,924,059)
                                                                         -----------        -----------
                                                                                   0                  0
                  Total stockholders' equity                                       0                  0
                                                                         -----------        -----------
                  Total liabilities & stockholders' equity               $         0        $         0
                                                                         ===========        ===========

                 See accompanying notes to financial statements

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS

                                                                                                                 Period From
                                                  Three Months                        Nine Months                Inception to
                                                 Ended June 30,                      Ended June 30,                June 30,
                                             1996              1995              1996              1995              1996
                                         -----------       -----------       -----------       -----------       -----------
Income:
  Interest                               $         0       $         0       $         0       $         0       $   783,037
  Other                                            0                 0                 0                 0           110,097
                                         -----------       -----------       -----------       -----------       -----------
                                                   0                 0                 0                 0           893,134
                                         -----------       -----------       -----------       -----------       -----------
Cost and expenses:
  Research and development               $         0       $         0       $         0       $         0         2,998,312
  Salaries and wages                               0                 0                 0                 0         1,592,185
  Legal and professional fees                      0                 0                 0                 0           505,659
  Rent                                             0                 0                 0                 0           161,902
  Depreciation and amortization                    0                 0                 0                 0           227,287
  Other general and administration
    expenses                                       0                 0                 0                 0         1,331,848
                                         -----------       -----------       -----------       -----------       -----------
                                                   0                 0                 0                 0         6,817,193
                                         -----------       -----------       -----------       -----------       -----------
  Net loss                               $         0                 0                 0                 0       $(5,924,059)
                                         -----------       -----------       -----------       -----------       -----------
  Net loss per share                     $       .00               .00               .00               .00       $     (0.67)
                                         -----------       -----------       -----------       -----------       -----------
  Weighted average common shares
  outstanding                             12,500,000        12,500,000        12,500,000        12,500,000         8,940,600
                                         ===========       ===========       ===========       ===========       ===========

                 See accompanying notes to financial statements

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                            FOR THE NINE MONTHS ENDED
                             JUNE 30, 1996 AND 1995

                                                                 Period From
                                                                 Inception to
                                                                   June 30,
                                                    1996  1995       1996
                                                    ----  ----   -----------
      CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                     $0    $0    $(5,924,059)
      Adjustments to reconcile net loss to
      net cash used by operating activities
        Depreciation and amortization                 0     0        243,209
        Loss on sale of property and
          equipment                                   0     0          8,317
        Compensation expense related to
          issuance of stock                           0     0        275,674
        Other current assets                          0     0          6,967
        Other assets                                  0     0         45,560
       Accounts payable                               0     0              0
                                                     --    --    -----------
           Net cash used by operating
           activities                                 0     0     (5,344,332)
                                                     --    --    -----------
      CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchase of certificates of deposits
          and marketable securities                   0     0     (3,599,636)
        Redemption of certificates of deposits
          and sale of marketable securities           0     0      3,599,636
        Patents, licenses and organizational
          costs                                       0     0        (32,827)
        Disposals (purchase) of property and
         equipment, net                               0     0       (230,967)
                                                     --    --    -----------
           Net cash provided (used) by
           investing activities                       0     0       (263,794)
                                                     --    --    -----------
      CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from sale of ownership interests
          prior to acquisition by Trimedyne           0     0        552,659
        Proceeds from sale of common stock and
          exercise of stock options                   0     0      5,095,840
        Capitalized lease obligations                 0     0         79,263
        Payments on capital lease obligations         0     0        (79,263)
        Purchase of long-term deposit and other
          assets                                      0     0        (40,259)
        Repurchase of 113,880 shares of Class B
         common stock                                 0     0           (114)
                                                     --    --    -----------
           Net cash provided by financing
           activities                                 0     0      5,608,126
                                                     --    --    -----------
           Net decrease in cash                       0     0              0

           Cash, beginning of period                  0     0              0
                                                     --    --    -----------
           Cash, end of period                       $0    $0    $         0
                                                     ==    ==    ===========

                 See accompanying notes to financial statements

                            AUTOMEDIX SCIENCES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE THREE MONTHS AND NINE MONTHS ENDED
                             JUNE 30, 1996 AND 1995

NOTE 1 - Basis of Financial Statements:

      The financial statement for the three months and nine months ended June 30, 1996 and 1995 and the period from inception to June 30, 1996 have been prepared by Automedix Sciences, Inc. and are unaudited. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary for a fair statement of the results of the interim periods presented have been made. It is suggested, however, that the interim financial statements be read in conjunction with financial statements and notes there to in the Company's Form 10-K, for the fiscal year ended September 30, 1995.

                               INDEPENDENT AUDITORS' REPORT



      Board of Directors
      Complete Communications Incorporated
      Formerly Complete Cable, Inc.
      (A California Corporation)
      Burbank, California


      We have audited the accompanying balance sheets of Complete Communications Incorporated, formerly Complete Cable, Inc. (A California Corporation) as of December 31, 1994 and 1995 and the related statements of income and changes in stockholder's equity and cash flows for the years ended December 31, 1994 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted the audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Complete Communications Incorporated formerly Complete Cable, Inc. (A California Corporation) as of December 31, 1994 and 1995 and the results of operations and its cash flows for the year ended December 31, 1994 and 1995 in conformity with generally accepted accounting principles.





      Culver City, California
      July 23, 1996

                      COMPLETE COMMUNICATIONS INCORPORATED
                         FORMERLY COMPLETE CABLE, INC.
                                 BALANCE SHEETS
                      DECEMBER 31, 1995 AND JUNE 30, 1996

                                     ASSETS


                                                                       December 31,          June 30,
                                                                           1995                1996
                                                                        ----------          ----------
                                                                                            (Unaudited)

Current assets:
  Cash and cash equivalents (Note 3)                                    $  172,350          $  210,747
  Available for sale securities (market value)                               2,156               2,000
  Accounts receivable - trade                                              775,068             772,687
  Inventory                                                                      0             113,433
  Loan receivable - employees                                                5,374              12,893
  Prepaid expenses (Note 4)                                                 28,963              11,618
  Income tax receivable                                                      1,715                 964
                                                                        ----------          ----------

            Total current assets                                           985,626           1,124,342
                                                                        ----------          ----------

Property and equipment, at cost, less
  accumulated depreciation of $52,317, and $65,443 (Note 5)                122,940             137,016
                                                                        ----------          ----------

Other assets:
  Security deposit (Note 6)                                                 17,825              28,825
                                                                        ----------          ----------

            Total assets                                                $1,126,391          $1,290,183
                                                                        ==========          ==========
                          LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Accounts payable                                                      $  171,779          $  177,342
  Accrued liabilities (Note 7)                                             131,009              65,878
  Contracts payable (Note 8)                                                16,633               2,781
  Payroll taxes payable                                                      8,962               5,602
  Sales tax payable                                                          9,260             100,000
  Loan payable - bank (Note 9)                                             250,000             112,888
  Deferred income tax (Note 10)                                              4,352               2,252
                                                                        ----------          ----------

            Total current liabilities                                      591,995             466,743
                                                                        ----------          ----------

Long-term debt:
  Long-term debt less current maturities                                         0             191,667
  Loans payable - shareholder                                                    0              62,888
                                                                        ----------          ----------
                                                                                 0             254,555
                                                                        ----------          ----------
Commitments (Note 14)

Shareholder's equity:
  Common  stock,  no par value,  100,000 shares,
    authorized 100 shares issued and outstanding                             1,000               1,000
  Retained earnings                                                        525,777             567,068
  Unrealized gain on securities                                              7,619                 817
                                                                        ----------          ----------

            Total shareholder's equity                                     534,396             568,885
                                                                        ----------          ----------

            Total liabilities and shareholder's equity                  $1,126,391          $1,290,183
                                                                        ==========          ==========


            See accountants' report and notes to financial statements

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                               STATEMENT OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995
                 AND THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995


                                                  Years Ended                              Six Months
                                                  December 31,                            Ended June 30,
                                            1994                1995                1995                1996
                                         ----------          ----------          ----------          ----------
                                                                                           (Unaudited)

Net sales                                $2,071,846          $3,081,440          $1,689,680          $1,604,340

Cost of sales                             1,169,590           1,757,783             658,863           1,039,843
                                         ----------          ----------          ----------          ----------

Gross profit                                902,256           1,323,657           1,030,817             564,497

Operating expenses                          449,644             803,749             350,035             469,643
                                         ----------          ----------          ----------          ----------

Operating income                            452,612             519,908             680,782              94,854

Other non-recurring
expenses (Notes 11)                               0             207,500              50,000                   0
                                         ----------          ----------          ----------          ----------

Income before income taxes                  452,612             312,408             630,782              94,854

Provision for income taxes                    7,569               5,000               9,800               1,700
                                         ----------          ----------          ----------          ----------

Net income                               $  445,043          $  307,408          $  620,982          $   93,154
                                         ==========          ==========          ==========          ==========
Pro forma: (Note 12)

Historical income before
income taxes                             $  452,612          $  312,408          $  630,782          $   94,854

Pro forma income taxes                      191,400             132,600             261,500              33,100
                                         ----------          ----------          ----------          ----------

Pro forma net income                     $  261,212          $  179,808          $  369,282          $   61,754
                                         ==========          ==========          ==========          ==========
Pro forma net income per common
and common equivalent share              $ 2,612.12          $ 1,798.08          $ 3,692.82          $   617.54
                                         ==========          ==========          ==========          ==========
Shares used in computation                      100                 100                 100                 100
                                         ==========          ==========          ==========          ==========



            See accountants' report and notes to financial statements

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995
             AND FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)

                                                                                                Unrealized
                                        Common Stock                               Retained       Gain on
                                    Shares         Amount       Distribution       Earnings      Securities      Total
                                   --------       ---------       ---------       ----------      --------      --------

Balances, December 31, 1993             100       $   1,000       $       0       $  310,362      $      0      $311,362

Net income                                                                           445,043                     445,043

Distribution                                                       (162,734)                                    (162,734)

Unrealized gain on securities                                                                           72            72
                                   --------       ---------       ---------       ----------      --------      --------

Balances, December 31, 1994             100           1,000        (162,734)         755,405                     593,743

Net income                                                                           307,408                     307,408

Distribution                                                       (374,302)                                    (374,302)

Unrealized gain on securities                                                                        7,547         7,547
                                   --------       ---------       ---------       ----------      --------      --------

Balances, December 31, 1995             100           1,000        (537,036)       1,062,813         7,619       534,396

Net income                                                                            93,154                      93,154

Distribution                                                        (51,863)                                     (51,863)

Decrease in unrealized gain
on securities                                                                                       (6,802)       (6,802)
                                   --------       ---------       ---------       ----------      --------      --------

Balance, June 30, 1996                  100       $   1,000       $(588,899)      $1,155,967      $    817      $568,885
                                   ========       =========       =========       ==========      ========      ========





                 See accompanying notes to financial statements

                      COMPLETE COMMUNICATIONS INCORPORATED
                         FORMERLY COMPLETE CABLE, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995
              AND FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND 1996

                                                                Years Ended                     Six Months
                                                                December 31,                   Ended June 30,
                                                            1994           1995             1995            1996
                                                            ----           ----             ----            ----
                                                                                                (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                             $ 445,043       $ 307,408       $ 622,599       $  93,154
Adjustments to reconcile net income to
net cash provided by operating activities:
  Depreciation                                              10,504          30,553          11,500          13,126
  Gain on securities                                          (777)         (2,106)            (72)         (6,802)
  Loss from abandonment of property and
    equipment                                               18,543               0
(Increase) decrease in:
  Accounts receivable                                     (244,467)       (274,027)        (32,163)          2,381
  Other receivable                                          (2,204)            789          (3,006)         (7,519)
  Marketable securities                                     (1,928)          9,497               0             156
  Inventory                                                      0               0               0        (113,433)
  Loan receivable- officer                                  15,777               0         (26,732)              0
  Prepaid expenses                                            (450)        (28,513)        (10,560)         17,345
  Deposits                                                 (10,000)         (7,825)              0         (11,000)
  Income tax receivable                                          0          (1,715)              0             751
Increase (decrease) in:
  Account payable and accrued expenses                     140,817         161,971         (30,720)        (59,568)
  Payroll and sales tax                                     (6,482)         12,181          (6,041)        (12,620)
  Income taxes payable                                       7,222          (2,870)         (7,222)         (2,100)
                                                         ---------       ---------       ---------       ---------
      Net cash provided (used) by
      operating activities                                 371,598         205,343         517,583         (86,129)
                                                         ---------       ---------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                       (19,229)       (134,688)       (126,564)        (27,202)
  Proceeds from sale of property and
    equipment                                               10,160               0               0               0
                                                         ---------       ---------       ---------       ---------
      Net cash used in investing activities                 (9,069)       (134,688)       (126,564)        (27,202)
                                                         ---------       ---------       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distribution to shareholders                            (162,734)       (374,302)       (240,380)        (51,863)
  Proceeds from (payments on) short-term
    borrowings-bank                                              0         250,000               0        (150,000)
  Proceeds from (payments on) short-term
    borrowings-contract payable                                  0          16,633               0         (13,852)
  Proceeds from long-term borrowings-bank                        0               0               0         241,667
  Proceeds from long-term borrowings-
    stockholder                                                  0               0               0         125,776
                                                         ---------       ---------       ---------       ---------
      Net cash provided (used) by
         financing activities                             (162,734)       (107,669)       (240,380)        151,728
                                                         ---------       ---------       ---------       ---------
      Net increase (decrease) in cash and
         cash equivalents                                  199,795         (37,014)        150,639          38,397
      Cash and cash equivalents, beginning
         of year                                             9,569         209,364         209,364         172,350
                                                         ---------       ---------       ---------       ---------
      Cash and cash equivalents, end of
         year                                            $ 209,364       $ 172,350       $ 360,003       $ 210,747
                                                         =========       =========       =========       =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
  Cash paid during the year for interest                 $     144       $   2,911       $       0       $  16,211
                                                         =========       =========       =========       =========
  Cash paid during the year for income
  taxes                                                  $   5,252       $   5,437       $   5,252       $   3,049
                                                         =========       =========       =========       =========


                 See accompanying notes to financial statements

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


      (1) Nature of business:

             Complete Communications Incorporated, formerly Complete Cable, Inc. (A California Corporation) provides telecommunication services to major companies in Southern California that are undergoing changes in their telecommunication and data communication infrastructures. In February 1996, the Company changed its name to Complete Communications Incorporated.


      (2) Summary of significant accounting policies:

             (A) Use of estimates:

                    Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, and the reported revenues and expenses.

             (B) Accounts receivable:

                    Accounts receivable are stated without allowance for doubtful accounts. Bad debts are written-off using the direct write-off method when management deems them to be uncollectible.

             (C) Property, equipment and depreciation:

                    Property and equipment are stated at cost. Depreciation is provided using the double-declining method over the estimated lives. Repair and maintenance expenditures, not calculated to extend the original asset lives are charged to income as incurred.

             (D) Cash equivalents:

                    For the purposes of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

             (E) Subchapter S Corporation:

                    The Company with the consent of its shareholders, has elected under the Internal Revenue Code and California Taxation Code to be treated as a subchapter S corporation effective August 5, 1992. In lieu of federal and most sate corporate income taxes, the shareholders of a subchapter S corporation are taxed on their proportional share of the Company's taxable income. The Company has adopted December 31, as its fiscal year end.

             (F) Income taxes:

                    The Company reports its income for financial purposes on the accrual method while reporting income taxes on a cash basis for the year ended December 31, 1995. Commencing January 1, 1996, the Company is required to file its tax returns on the accrual method.

             (G) Concentration of credit risk:

                    The Company maintains cash balance with the bank, which frequently exceeds federally insured limits. The Company also invests money in mutual funds which depends totally on the performance of the funds.


                      See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


      (2) Summary of significant accounting policies (cont'd):

             (H) Unaudited information as of June 30, 1995 and 1996:

                    The accompanying unaudited financial statements as of June 30, 1995 and 1996 reflect all adjustments which are in the opinion of management necessary for a fair presentation of the financial statements of such interim periods. Such adjustments consist only of normal recurring items.

                    Interim results are not necessarily indicative of results for a full year.


      (3) Cash and cash equivalents:

            The balance consists of:

                                         December 31,       June 30,
                                             1995             1996
                                           --------         --------
                                                           (Unaudited)

            Cash in banks                  $ 35,217         $210,130
            Mutual fund                     137,133              617
                                           --------         --------
                                           $172,350         $210,747
                                           ========         ========

      (4) Prepaid expenses:

             Prepaid expenses consists of prepaid rent and prepaid insurance for the year ended December 31, 1995 and the six months ended June 30, 1996:


      (5) Property and equipment:

                                              December 31,     June 30,
       Property and equipment consist of:        1995            1996
                                               ---------       ---------
                                                              (Unaudited)

            Machinery & equipment              $       0       $   3,783
            Furniture & fixtures                  42,529          42,529
            Transportation equipment              15,000          46,920
            Leasehold improvements                 8,639           8,639
            Office equipment                     109,089         100,588
                                               ---------       ---------
                                                 175,257         202,459
            Less accumulated depreciation        (52,317)        (65,443)
                                               ---------       ---------
                                               $ 122,940       $ 137,016
                                               =========       =========

             Depreciation for Complete Communications Incorporated, formerly Complete Cable, Inc. (A California Corporation) for the year ended December 31, 1995 was $30,553 and for the six months ended June 30, 1996 was $13,126.




                      See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


      (6) Security deposits:

             The Company has put up a time certificate of deposit of $10,000 for sales tax bond purposes, renewable every ninety days. Security deposits consist of:

                                                         December 31,      June 30,
                                                            1995            1996
                                                            ----            ----
                                                                         (Unaudited)

                Sales tax bond                           $  10,000      $  10,000
                Rent                                         6,750          6,750
                Utilities                                    1,075         12,075
                                                           -------        -------
                                                         $  17,825      $  28,825
                                                           =======        =======

      (7) Accrued liabilities:

                                                         December 31,      June 30,
                                                            1995            1996
                                                            ----            ----
                                                                         (Unaudited)

            Insurance-workers comp.                      $  28,479      $       0
            Other expenses                                   2,030         22,878
            Consulting expenses                             57,500              0
            Distribution                                    43,000         43,000
                                                           -------        -------
                                                         $ 131,009      $  65,878
                                                           =======        =======

      (8) Contracts payable:

                                                         December 31,      June 30,
                                                            1995            1996
                                                            ----            ----
                                                                         (Unaudited)
            Insurance financing, payable in
            monthly  installments of $1,390
            including interest at 12%                    $  12,512      $   2,781

            Insurance financing, payable in
            monthly  installments of $1,374
            including interest at 8%                         4,121              0
                                                           -------        -------
                                                         $  16,633      $   2,781
                                                           =======        =======

      (9) Loan payable - bank:

             The Company has entered into a loan agreement with a bank for a revolving line of credit of $250,000. The loan bears interest at 1.5% over prime (10%), is collateralized by the assets of the Company and the personal guarantees of its shareholder. In April 1996, the line of credit was reduced to $100,000, and bears interest at 2.5% over prime, with a due date of April 10, 1997.




                      See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


     (10) Income taxes:

             Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes," retroactively for all periods presented, for the purpose of accounting for state income taxes.

             The deferred taxes reflect the temporary timing difference of reporting income on the cash basis for taxes and the accrual method for financial reporting.

                Liabilities:

                                                         December 31,     June 30,
                                                            1995           1996
                                                            ----           ----
                                                                        (Unaudited)

                  Current payable                        $  (1,715)     $    (964)
                  Deferred                                   4,352          2,252
                                                           -------        -------
                                                         $   2,637      $   1,288
                                                           =======        =======

                The provision for state income taxes consists of the following:

                                                         December 31,     June 30,
                                                            1995           1996
                                                            ----           ----
                                                                        (Unaudited)

                  Current payable                        $   2,300      $   3,800
                  Deferred                                   2,700         (2,100)
                                                           -------        -------
                                                         $   5,000      $   1,700
                                                           =======        =======

             The pro forma provision for income taxes for the years ended December 31, consist of the following:

                                                           December 31,   June 30,
                                                              1995         1996
                                                              ----         ----
                                                                        (Unaudited)
                Current:
                  Federal                                  $  37,600    $  73,400
                  State                                       14,300       23,700
                                                             -------      -------
                                                              51,900       97,100
                                                             -------      -------
                Deferred:
                  Federal                                     63,900      (50,700)
                  State                                       16,800      (13,300)
                                                             -------      -------
                                                              80,700      (64,000)
                                                             -------      -------
                  Total pro forma                          $ 132,600    $  33,100
                                                             =======      =======




                      See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)

     (10) Income taxes (cont'd):

             The pro forma provision for income taxes for the fiscal year ended December 31, 1995 and for the six months ended June 30, 1996, differs from the amount computed by applying the federal statutory income tax rate to income before taxes as follows:

                                                           December 31,   June 30,
                                                              1995         1996
                                                              ----         ----
                                                                        (Unaudited)
                Total computed at federal statutory rate      35.0%        35.0%

                State income taxes, net of federal effect      6.0%         6.0%

                Other                                          1.0%         1.0%

                Surtax benefits                                  0         (7.0)%
                                                             -------      -------

                Effective pro forma income tax rate           42.0%        35.0%
                                                             =======      =======

             The components of the pro forma deferred tax liabilities were as follows:

                Deferred tax liabilities:

                                                           December 31,   June 30,
                                                              1995         1996
                                                              ----         ----
                                                                        (Unaudited)
                  Accruals recognized in different
                  periods for tax purposes                 $ 173,780    $(143,195)
                                                             =======      =======

     (11) Long-term debt:

                                                                          June 30,
                                                                           1996
                                                                           ----
                                                                        (Unaudited)
             Note payable to bank, secured by all
             property and assets, guaranteed by
             the shareholder.  Monthly principle
             payments of $4,167 plus interest at
             2.5% above the bank's reference rate.
             The note matures April 15, 2001                            $ 241,667

             Less current maturities                                       50,000
                                                                          -------
                                                                        $ 191,667
                                                                          =======

             Maturities of long-term debt for years ending December 31, are as follows:

                1996                                                    $  25,000
                1997                                                       50,000
                1998                                                       50,000
                1999                                                       50,000
                2000                                                       50,000
                2001 and thereafter                                        16,667
                                                                          -------
                                                                        $ 241,667
                                                                          =======

                            See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


     (12) Loan payable - shareholder:

                                                                          June 30,
                                                                           1996
                                                                           ----
                                                                        (Unaudited)
             Payable to shareholder within two
             years with interest at 0.0%                                $ 125,776

             Less current maturities                                       62,888
                                                                          -------
                                                                        $  62,888
                                                                          =======

     (13) Other non-recurring expenses:

             In 1995, the Company incurred $207,500 in consulting fees in the search, negotiation and acquisition of publicly held shell companies. The purpose was to raise equity capital to develop new product lines.


     (14) Pro forma income statement information:

             Income taxes:

                The Company has not been subject to federal and most state income taxes since its election to be as an S corporation. Upon the closing of the proposed exchange of common stock with a publicly held entity, the Company will terminate its status as an S corporation and will become subject to federal and state income taxes. The pro forma information presented on the statements of income reflect a provision for such income taxes at an effective rate of 42% for year ended December 31, 1995 and 35% for the six months ended June 30, 1996.

             Pro forma net income per share:

                Pro forma net income per share is based on the weighted average number of shares of common stock and common stock equivalents (stock options) outstanding during the period.


     (15) Significant customers:

             Sales to two customers were approximately $2,686,000 and $899,336 for the year ended December 31, 1995 and for the six months ended June 30, 1996, respectively, representing 87% and 56% of the total sales. Balance in accounts receivable from the two customers were approximately $96,800 and $428,154 for the year ended December 31, 1995 and for the six months ended June 30, 1996, respectively, representing 13% and 15% of the total accounts receivable.


     (16) Commitments:

             The shareholder on behalf of the Company has entered into a lease for a single story office building in Burbank, California. The term is for five years starting April 1, 1995, with an option for an additional five years or a right of first refusal to purchase the building.


                      See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          FORMERLY COMPLETE CABLE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     AND THE SIX MONTHS ENDED JUNE 30, 1996
                  (INFORMATION AT JUNE 30, 1996 AND FOR THE SIX
                MONTHS ENDED JUNE 30, 1995 AND 1996 IS UNAUDITED)


     (16) Commitments (cont'd):

             The following is the annual lease payment for the next five years ending December 31:

                                               December 31,      June 30,
                      Period                      1995            1996
                      ------                      ----            ----
                                                               (Unaudited)

                       1996                    $   40,500     $   20,250
                       1997                        42,019         42,019
                       1998                        44,119         44,119
                       1999                        46,326         46,326
                       2000                        11,721         11,721
                                                  -------        -------
                                               $  184,685     $  164,435
                                                  =======        =======

             The Company in September 1993 adopted a simplified employee pension plan. The eligibility requirements are that the employee reach the age of 21 and perform service during one out of five preceding years. The contribution limitation is based upon a maximum annual compensation of $150,000 at a rate not to exceed 15%.

             The Company has decided not to make any contribution to the plan for the year ended December 31, 1995 and for the six months ended June 30, 1996.






                           See accompanying accountants' report

                      COMPLETE COMMUNICATIONS INCORPORATED
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


      The following unaudited, pro forma, condensed, consolidated Balance Sheet of Complete Communication Incorporated ("COMC") has been prepared to present the consolidated financial position of Automedix Sciences, Inc. ("Automedix"), a publicly held entity and Complete Communications, Incorporated ("CCI") as though the exchange of Automedix's stock for 100% of the equity securities of CCI had taken place on June 30, 1996.

      Upon completion of the transaction, the sole shareholder of CCI will own 80% of the outstanding common stock of Automedix, and the corporate name of Automedix will be changed to Complete Communications Incorporated.

      The purpose of the pro forma adjustments is to reflect the change in capitalization of Automedix to the capitalization of COMC, with appropriate changes to earnings per share of Automedix to reflect the acquisition of CCI.

      The following unaudited, pro forma, condensed consolidated Statements of Operations of COMC for the twelve month period ended December 31, 1995, and the six months ended June 30, 1996 have been prepared for each of these periods as if the exchange of common stock of Automedix for CCI had taken place on June 30, 1996.

      These unaudited pro forma condensed financial statements should be read in conjunction with the selected financial data and notes included elsewhere herein.

      The following unaudited pro forma, condensed financial statements are not necessarily indicative of the results of consolidated operations that would have occurred had the acquisition been effective on January 1, 1995 or the future results of the consolidated companies. All material non-recurring charges are fully disclosed in the pro forma financial statements.

                      COMPLETE COMMUNICATIONS INCORPORATED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996


                                     Complete
                                  Communications,    Automedix             Pro Forma         Pro Forma
                                   Incorporated     Science, Inc.           Adjustment          Total
                                   -----------       -----------           -----------         ----------

    Assets:
  Current assets                    $1,124,342       $         0           $         0        $ 1,124,342
  Property and equipment               137,016                 0                     0            137,016
  Other assets                          28,825                 0                     0             28,825
                                   -----------       -----------           -----------         ----------
                                   $ 1,290,183       $         0           $         0         $1,290,183
                                   ===========       ===========           ===========         ==========

Liabilities:
  Current liabilities               $  466,743       $         0           $         0        $   466,743
  Long-term liabilities                254,555                 0                     0            254,555
                                   -----------       -----------           -----------         ----------
                                       721,298                 0                     0            721,298
                                   -----------       -----------           -----------         ----------

Stockholders' equity:
  Common stock $.01 par value
    authorized 40,000,000
    shares, issued and out-
    standing 1,250,000 shares
    before offering and
    12,500,000 pro forma
    shares after exchange                1,000           125,000 (1)            (1,000)           125,000
  Capital in excess of par
    value                                    0         5,799,059 (1)        (5,799,059)                 0
  Retained earnings                    567,068        (5,924,059)(1)         5,800,059            443,068
  Unrealized gain on
    securities                             817                 0                     0                817
                                   -----------       -----------           -----------         ----------

Total stockholders' equity             568,885                 0                     0            568,885
                                   -----------       -----------           -----------         ----------
                                   $ 1,290,183       $         0           $         0         $1,290,183
                                   ===========       ===========           ===========         ==========

    (1) Reflects the issuance of 10,000,000 shares of common stock of COMC to the sole shareholder of CCI, 1,875,000 shares to the former shareholders of Automedix Science, Inc., and 625,000 shares to the designee of a finder. After these issuances, COMC will have 12,500,000 shares of Common Stock outstanding, of which the former sole shareholder of CCI will own 80%. COMC also recently increased the number of its authorized shares of Common stock from 20,000,000 to 40,000,000.

                      COMPLETE COMMUNICATIONS, INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                Complete
                             Communications,    Automedix     Pro Forma       Pro Forma
                               Incorporated   Science, Inc.   Adjustment        Total
                                ----------    -------------   ------------   -----------

    Net sales                   $3,081,440     $          0   $         0    $ 3,081,440

    Cost of sales                1,757,783                0             0      1,757,783
                                ----------     ------------     ----------   -----------

    Gross profit                 1,323,657                0             0      1,323,657

    Operating expenses             803,749                0             0        803,749
                                ----------     ------------     ----------   -----------

    Operating income               519,908                0             0        519,908

    Other income (expense)  (1)    207,500                0             0        207,500
                                ----------     ------------     ----------   -----------

    Income before income
    taxes                          312,408                0             0        312,408

    State income taxes               5,000                0             0          5,000
                                ----------     ------------     ----------   -----------

    Net income                  $  307,408     $          0   $         0    $   307,408
                                ==========     ============   ============   ===========

    Historical income before
    income taxes                $  312,408     $          0   $          0   $   312,408

    Pro forma income taxes         132,600                0              0       132,600
                                ----------     ------------     ----------   -----------

    Pro forma net income        $  179,808     $          0   $          0   $   179,808
                                ==========     ============   ============   ===========


    Net income per common and                                         0.15
    common equivalent share (2) $    1,798     $          0     $   (1,798)  $      0.15
                                ==========     ============   ============   ===========

    Shares used in
    computation             (3)        100       12,500,000            100    12,500,000
                                ==========     ============   ============   ===========

    (1) Other expenses of $207,500 represents transactions with consultants to find an appropriate publicly-held shell company to do a reverse acquisition. The purpose of becoming a publicly-held entity is to enable CCI to obtain additional equity financing to expand its services in the telecommunication industry and to enable the sole shareholder of CCI to own a substantial interest in a publicly-held entity.

        The transaction for the exchange of stock is a tax free exchange, however, none of the remaining tax carry forward losses can be used by COMC in the future.

    (2) Based on converting an S corporation's earnings to what would be earned after tax by a C corporation, assuming income tax provisions of 42%.

    (3) After the 1 for 10 reverse split and the issuance of new shares, the total number of shares of common stock of COMC outstanding is 12,500,000.

                      COMPLETE COMMUNICATIONS, INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996


                                 Complete
                              Communications,   Automedix       Pro Forma       Pro Forma
                               Incorporated    Science, Inc.     Adjustment       Total
                                ----------     ------------     -----------    -----------

    Net sales                   $1,604,340     $          0         $     0    $ 1,604,340

    Cost of sales                1,039,843                0               0      1,039,843
                                ----------     ------------         -------    -----------

    Gross profit                   564,497                0               0        564,497

    Operating expenses             469,643                0               0        469,643
                                ----------     ------------         -------    -----------

    Operating income                94,854                0               0         94,854

    State income taxes               1,700                0               0          1,700
                                ----------     ------------         -------    -----------

    Net income                  $   93,154     $          0         $     0    $    93,154
                                ==========     ============         =======    ===========

    Historical income before
    income taxes                $   94,854     $          0         $     0    $    94,854

    Pro forma income taxes          33,100                0               0        33,100
                                ----------     ------------         -------    -----------

    Pro forma net income        $   61,754     $          0         $     0    $    61,754
                                ==========     ============         =======    ===========

    Net income per common                                              0.05
    and common equivalent
    share                  (1)  $      617     $          0           $(617)   $      0.05
                                ==========     ============         =======    ===========

    Shares used in
    computation            (2)         100       12,500,000           (100)   12,500,000
                                ==========     ============         =======    ===========

    (1) Based on converting an S corporation's earnings to what would be earned after tax by a C corporation, assuming a 35% income tax provision.

    (2) After the 1 to 10 reverse split and the issuance of new shares, COMC will have 12,500,000 shares of Common Stock outstanding.

                                   ATTACHMENTS


A - Share Exchange Agreement

B-  Sections 11.65 and 11.70 of the Illinois Business Corporation Act

C-  Form of Articles of Amendment to the Certificate of Incorporation

                                                                    ATTACHMENT A

                            AUTOMEDIX SCIENCES, INC.
            2801 Barranca Road, P.O. Box 57001, Irvine, CA 92619-7001
                   Telephone (714) 559-5300 Fax (714) 559-1481


                                                              May 24, 1996


John J. Ackerman, President
Complete Communications, Inc.
400 N. Glenoaks Blvd.
Burbank, CA 91502


Dear John:


                  Automedix Sciences, Inc., an Illinois corporation ("Automedix"), hereby offers to exchange an aggregate of 10,000,000 shares of its Common Stock ($.01 par value) (the "Exchange Shares") in consideration for 100% of the outstanding equity securities of Complete Communications, Inc., a California corporation ("CCI") (the "Exchange"). The Exchange Shares, when issued on the Closing Date of the Exchange, will represent eighty percent (80%) of the outstanding equity securities of Automedix. On the closing date, neither Automedix nor CCI, will have any outstanding options or warrants to acquire equity securities of Automedix or CCI, respectively, or any securities convertible into equity securities of Automedix or CCI respectively. We also agree to issue on the Closing Date of the Exchange an additional 625,000 shares to the designee of Alex Varonos for his services in connection with this transaction.

                  We hereby warrant that on the Closing Date of the Exchange, Automedix will have (a) an authorized capital of 40,000,000 shares of Common Stock ($.01 par value), (b) no equity securities or debt securities outstanding other than 1,875,000 shares of Common Stock ($.01 par value), of which 1,250,000 shares are owned by the shareholders of Automedix and 625,000 shares are owned by Marvin P. Loeb as nominee for certain of his family members or trusts for their benefit, (c) no cash, securities or other assets, (d) no liabilities of any kind, (e) a certificate of good standing from the State of Illinois and (f) approximately 3,000 shareholders. We further warrant that the Board of Directors of Automedix has approved of and authorized me to enter into this Agreement.

                  We acknowledge receipt of the Business Plan of CCI dated March 7, 1996. You acknowledge receipt of copies of Automedix's Form 10-K for the Year ended September 30, 1991 and 10Q for the Quarter ended March 31, 1992.

                  We understand that, upon the issuance of the Exchange Shares, you shall have the right to (a) elect a new Board of Directors of Automedix of your choice, (b) change the name of Automedix to any name you wish and (c) issue such additional shares of Common Stock of Automedix as you deem appropriate, keeping in mind the duties and obligations of officers and directors of publicly-held companies to obtain for their shareholders a fair value for any securities issued by their companies.

                  You warrant that on the Exchange Date, CCI's financial condition and operations shall be substantially as described in the Business Plan of CCI dated March 7, 1996, and that no substantial changes have occurred in the financial condition or operations of CCI other than in the ordinary course of CCI's business.

                  You further warrant that (a) you own one hundred percent (100%) of the outstanding equity securities of CCI, (b) you are the President and sole Director of CCI, (c) you are the Secretary of CCI, and (d) the Board of Directors of CCI has approved of and authorized you to enter into this Agreement. You also warrant that none of the present officers or directors of CCI and none of the persons you propose to install as officers or directors of Automedix have, to your knowledge, ever been convicted of a crime or fraud or have been subject to an injunction or order by any local, state or federal regulatory agency.

                  You agree to prepare and submit such filings and audited financial statements with the SEC and NASD as may be required by law or necessary for the trading of shares of Automedix to resume. After the Exchange Date, you shall have the right to list such shares of Automedix as you wish on the NASDAQ System or such other exchange as you deem appropriate. You agree to reinstate American Stock Transfer and Trust Company as Automedix's transfer agent and registrar. You agree to promptly send a notice to the shareholders of Automedix advising them of this transaction and your business plans for Automedix, along with financial statements of CCI.

                  Upon consummation of the Exchange contemplated hereby, we shall deliver to CCI, freight collect, all of the books, records and files of Automedix, other than those you instruct us in writing to destroy.

                  This Letter Agreement constitutes the only agreement or understanding, written or oral, between us. You and we agree that any change or modifications of this Agreement shall become effective only if in writing and signed by the parties hereto or their duly authorized representatives. You and we agree that we mutually participated in the preparation of this Letter of Agreement.

                  If you are in agreement with the terms and conditions contained herein, please so signify by signing and returning one copy of this letter to me, which will then constitute an Agreement between us.

                                           Very truly yours,

                                           AUTOMEDIX SCIENCES, INC.



                                           /s/  Marvin P. Loeb, Sc.D.
                                              ------------------------------
                                              Marvin P. Loeb, Sc.D.
                                              Chairman and President


AGREED AND ACCEPTED
COMPLETE COMMUNICATIONS, INC.



/s/ John Ackerman                                          Date: June 3, 1996
   ----------------------------------
   John Ackerman
   President

                                                                    ATTACHMENT B

                            ILLINOIS RIGHT TO DISSENT

         SECTION 11.65. RIGHT TO DISSENT.

         (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

                  (1) consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party of;

                           (i) shareholder authorization is required for the
merger or consolidation or the share exchange by Section 11.20 or the articles of incorporation; or

                           (ii) the corporation is a subsidiary that is merged
with its parent or another subsidiary under Section 11.30;

                  (2) consummation of sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

                  (3) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                           (i) alters or abolishes a preferential right of such
shares;

                           (ii) alters of abolishes a right in respect of
redemption, including a provision respecting a sinking fund for the redemption or repurchase, of such shares; or

                  (4) any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, by-laws, or a resolution of the board of directors provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in Section 11.70 or as may be otherwise provided in the articles, by-laws or resolution.

         (b) A shareholder entitled to dissent and obtain payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement unless the action is fraudulent with respect to the shareholder or the corporation or constitutes a breach of a fiduciary duty owed to the shareholder.

         (c) A record owner of shares may assert dissenter's rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenter's rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and other shares were recorded in the names of different shareholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only in the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights. Amended by P.A. 85-1269, eff. Jan. 1, 1989.

         SECTION 11.70. PROCEDURE TO DISSENT.

         (a) If the corporate action giving rise to the right to dissent is to be approved at meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights , a shareholder may assert dissenters' rights only if he or she delivers to the corporation before the vote is taken a written demand for payment for his or her shares is the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

         (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

         (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall sen each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

         (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are canceled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate of other evidence of ownership of the shares the amount the corporation estimates to be the fail value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

         (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

         (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

         (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision of the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

         (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value or his or her shares, plus interest, exceeds the amount paid by the corporation of the proceeds of sale by the shareholder, whichever amount is applicable.

         (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraiser, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if not estimate was made in accordance with subsection
(c), then all or any part of the costs may be assessed against he corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

                  (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsection (a), (b), (c), (d) or (f).

                  (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section .

         If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and the fees for those services should not be assessed against the corporation, the court may award to the counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefitted. Except as otherwise provided in this Section ,the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

         (j)      As used in this Section ;

                  (1) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

                  (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances.

                                                                   ATTACHMENT C

Form BCA-10.30                  ARTICLES OF AMENDMENT              File #
(Rev.Jan 1995)
--------------------------------------------------------------------------------
George H. Ryan                                               SUBMIT IN DUPLICATE
Secretary of State
Department of
Business Services
Springfield, IL 62756
Tel. (217) 782-1832
-------------------------
                                                        This space for use by
                                                        Secretary of State

                                                        Date
------------------------------------
Remit payment in                                        Franchise Tax  $
check or money order,                                   Filing Fee*    $
payable to "Secretary                                   Penalty        $
of State."
                                                        Approved:
*The filing fee for
articles of amendment
- $25.00


1.       CORPORATE NAME:
                         ----------------------------------------------------
                                                                      (Note 1)
2.       MANNER OF ADOPTION OF AMENDMENT:

              The following amendment of the Articles of Incorporation was adopted on ______________, 19__ in the manner indicated below. ("X" one box only)

         / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                 (Note 2)

         / /  By a majority of the board of directors, in accordance with
              Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                 (Note 3)

         / /  By a majority of the board of directors, in accordance with
              Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                                 (Note 4)

         / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                (Notes 4&5)

         / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been by all the shareholders entitled to vote on this amendment.

                                                                  (Note 5)

3.       TEXT OF AMENDMENT:

         a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

                  Article I:  The name of the corporation is:

------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                Text of Amendment

         RESOLVED, that the corporation wishes to change its name and to that end, ARTICLE I shall be amended to read as follows:

                                    ARTICLE I


                  The name of the corporation is COMC, INC.



         RESOLVED, that prior to the filing of this amendment, there were authorized for issuance 20,000,000 shares of Common Stock, par value $0.01, and 2,250,000 shares of Class B Common Stock, par value $0.01 of which 18,750,000 shares of Common Stock and 2,244,584 shares of Class B Common Stock were issued and outstanding; that the corporation wishes to (i) eliminate in its entirety the Class B Common Stock, (ii) effectuate a one for ten reverse stock split with respect to the issued and outstanding shares of Common Stock and (iii) increase the number of shares of Common Stock it is authorized to issue; and that to that end, ARTICLE V shall be amended to read as follows:

                                    ARTICLE V

                  The aggregate number of shares which the corporation shall be authorized to issue shall be FORTY MILLION (40,000,000) shares of Common Stock, par value $0.01. At 5:00 p.m. on the date of the filing of these Articles of Amendment to its Articles of Incorporation each outstanding and issued share of Class B Common Stock shall without further action by the holder thereof or the corporation be automatically converted into one share of Common Stock. In addition, all issued and outstanding shares of Common Stock, including the shares of Class B Common Stock converted into shares of Common Stock in accordance with the previous sentence, shall without further action by the holders thereof or the corporation be combined at the rate of 0.10 (one tenth) for one. No fractional shares shall be issued. All fractional shares shall be increased to the next higher whole number of shares.

         b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4.
         or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
         (If not applicable, insert "No change")



5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
         (If not applicable, insert "No change")

         (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                        Before Amendment        After Amendment

                  Paid-in Capital       $                       $
                                         -----------------       ---------------

         (COMPLETE EITHER 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

         Dated                       , 19
               ----------------------    --  -----------------------------------
                                (Exact Name of Corporation at date of execution
         attested by                        by
                     ----------------------    ---------------------------------
         (signature of Secretary or            (Signature of President or
          Assistant Secretary                   Vice President

     ----------------------------------    -------------------------------------
         (Type or Print Name and Title)         (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators must sign below, and type or print name and title.


                                       OR

         If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

         The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

         Dated __________________________, 19____